==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):June 24, 1996




                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)



      Delaware                             1-9085                  13-2838811
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                                Identification Number)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)

      Registrant's telephone number, including area code: (212) 761-4000

==============================================================================

Item 5.  Other Events

Attached and incorporated herein by reference as Exhibit 99 is a press release of Morgan Stanley Group Inc. (the "Company") announcing the signing of a definitive agreement to purchase VK/AC Holding Inc. ("VKAC"), the parent of Van Kampen American Capital, Inc.

Item 7(c).  Exhibits

99.Press release of the Company dated June 24, 1996 announcing the  signing of a definitive agreement to purchase VKAC, the parent of Van Kampen American
                                 Capital, Inc.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORGAN STANLEY GROUP INC.
Registrant



                                         /s/ Jonathan M. Clark
                                             -----------------
                                             Jonathan M. Clark
                                             General Counsel and Secretary


Date: June 24, 1996



                               Index to Exhibits


Exhibit No.Description

99.Press release dated June 24, 1996 announcing the signing of a definitive agreement to purchase VK/AC Holding Inc., the parent of Van Kampen American Capital, Inc.